July 13, 2005

Rufus Decker
Branch Chief
Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.20549

RE:	Form 10-KSB for the Fiscal Year ended December 31, 2004 Form 10-Q for the Fiscal Quarter ended March 31, 2005 File No. 0-49814

Dear Mr. Decker:

     This correspondence is in response to your letter dated June 30, 2005 concerning Monarch Community Bancorp, Inc.’s (the “Company”) Form 10-KSB for the Year Ended December 31, 2005 and Form 10-Q for the Quarter Ended March 31, 2005. We have filed concurrently herewith an Amendment No. 1 to Form 10-KSB for the Year Ended December 31, 2005 and an Amendment No. 1 to Form 10-Q for the Quarter Ended March 31, 2005 in response to the comments set forth below. For ease of reference, we have repeated each of your comments below and our response to each comment follows immediately thereafter.

Form 10-KSB for the Year Ended December 31, 2004

ITEM 8A. Controls and Procedures

1.	Please amend to disclose without qualification whether your disclosure controls and procedures are effective or not. We remind you that you disclosed in your Critical Accounting Policies that loan loss reserves are a critical accounting policy likely to present material risk to the financial statements and that commercial loans comprise over 21% of your loan portfolio. Please also note that disclosure controls and procedures are defined by Rules 13a-15(e) and 15d-15(e) of the Exchange Act.

Management’s Response: Item 8A of the Company’s Annual Report on Form 10-KSB has been amended to disclose without qualification that the disclosure controls and procedures as of the period in question were not effective.

Mr. Rufus Decker
Securities and Exchange Commission
July 13, 2005

Form 10-Q for the Quarter Ended March 31, 2005

ITEM 4. Controls and Procedures, page 13

2.	Please tell us how you concluded that there have been no material changes in your internal control over financial reporting that occurred during the quarter ended March 31, 2005 given the disclosure in your Form 10-KSB for 2004 that you implemented steps subsequent to year-end to ensure that the commercial loan portfolio is monitored properly and that any deterioration in credit quality would be properly disclosed in the financial statements. Please revise your disclosure and disclose the controls that you have implemented to monitor deteriorating commercial loan credit quality.

Management’s Response: The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 has been amended to describe certain material changes in the Company’s internal control over financial reporting that occurred during the quarter ended March 31, 2005.

     In addition, per your request, the Company hereby acknowledges that:

•	the Company is responsible for the adequacy and accuracy of the disclosure in our filings;

•	staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Sincerely,

Monarch Community Bancorp, Inc.

/s/ William C. Kurtz	/s/ Donald L. Denney

William C. Kurtz	Donald L. Denney
Senior Vice President and Treasurer	President and Chief Executive Officer